OPPENHEIMER CAPITAL APPRECIATION FUND

Supplement dated April 26, 2010

to the Statement of Additional Information dated December 29, 2009

This supplement amends the Statement of Additional Information of Oppenheimer Capital Appreciation Fund (the “Fund”), dated December 29, 2009.

1. The first two paragraphs in the section titled “Portfolio Manager,” beginning on page 33, are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund is managed by Julie Van Cleave (“Portfolio Manager”) who is responsible for the day-to-day management of the Fund’s investments.

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Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Ms. Van Cleave also manages other investment portfolios and accounts on behalf of the Manager or its affiliates. The following table provides information regarding those other portfolios and accounts as of the most recent practicable date. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[2]
Julie Van Cleave	8	$5,132[3]	1	$136[3]	1	$1,037[3]

1. In millions.

2. Does not include personal account of portfolio managers and their families, which are subject to the Code of Ethics.

3. Asset as of March 31, 2010. Ms. Van Cleave became a portfolio manager of the Fund April 26, 2010.

2. The section titled “Ownership of Fund Shares,” on page 34, is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of April 26, 2010, the Portfolio Manager did not beneficially own shares of the Fund:

April 26, 2010

PX0320.015